March 16, 2023

BNY MELLON INVESTMENT FUNDS V, INC.

- BNY Mellon Global Real Estate Securities Fund

Supplement to Current Summary Prospectus, Prospectus and Statement of Additional Information

On April 17, 2023 (the "Effective Date"), the Fund will change its name to "BNY Mellon Developed Markets Real Estate Securities Fund."

As of the Effective Date, the following information will supersede and replace the information in the second paragraph in the section "Fund Details – Goal and Approach" in the prospectus:

The fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). The fund's benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Index (FTSE EPRA/Nareit Developed Index (Net)), a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide. The Fund considers developed markets to include, but not be limited to, those countries characterized as developed by the FTSE EPRA/Nareit Developed Index (Net), which currently includes: Australia, Austria, Belgium, Canada, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Korea, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies.

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